UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2014

COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Covanta Holding Corporation (the “Company”) held on May 8, 2014 (the “Effective Date”), the Company’s stockholders approved the Covanta Holding Corporation 2014 Equity Award Plan (the “Plan”). The Plan had been previously adopted by the Company’s Board of Directors, subject to stockholder approval. The Plan provides for incentive compensation to non-employee directors, officers and employees of the Company, including the executive officers of the Company, and consolidates into a single plan two previously existing equity compensation plans: the Company’s Equity Award Plan for Employees and Officers (the “Former Employee Plan”) and the Company’s Equity Award Plan for Directors (the “Former Director Plan,” and together with the Former Employee Plan, the “Former Plans”). As of the Effective Date of the Plan, no further grants may be made under the Former Plans and shares that were available for issuance under the Former Plans and any awards under the Former Plans or the Plan that expire or are terminated for any reason without having been exercised in full, or are forfeited or settled in cash, will be available for issuance (in addition to the newly authorized shares) under the Plan. A summary description of the Plan is set forth under the section entitled “Proposal No. 3 Approval of the Equity Award Plan for Employees, Officers and Directors” contained in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (“SEC”) on March 24, 2014, and is incorporated by reference herein.
On the effective date, a total of 7,016,404 shares became available for delivery under Plan, including (a) 6,000,000 new shares of Common Stock authorized for issuance under the Plan, (b) 921,182 shares of Common Stock that were available for issuance under the Former Employee Plan, and (c) 95,222 shares of Common Stock that were available for issuance under the Former Director Plan.
The foregoing summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 and incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on May 8, 2014, the Company’s stockholders voted on the following proposals:

1.	To elect ten directors to serve a one-year term that will expire at the next Annual Meeting of Stockholders. Each director was elected with the votes cast as follows:

Directors	For	Withheld	Broker Non-Votes
David M. Barse	85,317,978	4,749,735	19,318,341
Ronald J. Broglio	88,551,890	1,515,631	19,318,533
Peter C.B. Bynoe	63,251,332	26,812,131	19,322,591
Linda J. Fisher	88,520,178	1,547,535	19,318,341
Joseph M. Holsten	86,420,539	3,647,174	19,318,341
Anthony J. Orlando	86,119,411	3,948,302	19,318,341
William C. Pate	85,288,623	4,779,090	19,318,341
Robert S. Silberman	86,271,781	3,795,932	19,318,341
Jean Smith	85,589,240	4,478,473	19,318,341
Samuel Zell	83,708,050	6,359,663	19,318,341

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the 2014 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,791,917	556,022	38,114	—

3.	To approve the Covanta Holding Corporation 2014 Equity Award Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,191,855	4,710,441	165,410	19,318,348

4.	Advisory vote to approve the compensation of Covanta Holding Corporation's named executive officers as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,681,627	4,124,853	1,261,224	19,318,350

Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired-Not Applicable.
(b)    Pro Forma Financial Information-Not Applicable.
(c)    Shell Company Transactions-Not Applicable.
(d)    Exhibits
Exhibit No.    Exhibit
10.1        Covanta Holding Corporation 2014 Equity Award Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2014

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.    Exhibit
10.1        Covanta Holding Corporation 2014 Equity Award Plan